The Weitz Funds
(the “Trust”)

Government Money Market Fund (WGMXX)

Supplement Dated April 4, 2016
to the Summary Prospectus Dated July 31, 2015 (the “Summary Prospectus”)

This Supplement updates certain information contained in the Summary Prospectus regarding the principal investment risks for the Government Money Market Fund (the “Fund”). These disclosure changes are being made to comply with the new regulatory requirements that will become effective on April 14, 2016. As a result of these new requirements, the Summary Prospectus is modified as follows:

Effective immediately, under the section titled “Principal Investment Risks” on Pages 1-2 of the Summary Prospectus, the risk disclosure titled “No Assurance of Stable Net Asset Value Risk” and the last sentence of the section are each hereby deleted in their entirety and replaced with the following:

Investment Risk You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.  An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should retain this supplement for future reference.